EXHIBIT 99.1
                                                                    ------------


PRECISE (LOGO)

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION, CONTACT:
Marc Venator                                Kevin Rudden
Chief Financial Officer                     Director of Corporate Communications
Precise Software Solutions                  Precise Software Solutions
Tel: 781.461.0700 x 442                     Tel: 781.461.0700 x 331
mvenator@precise.com                        krudden@precise.com



               PRECISE SOFTWARE SOLUTIONS REPORTS RECORD REVENUES,
              30% YEAR-OVER-YEAR, 4% QUARTER-OVER-QUARTER INCREASE

                   22ND QUARTER OF CONSECUTIVE RECORD REVENUE

WESTWOOD, MASS. - APRIL 29, 2003 - Precise Software Solutions (Nasdaq: PRSE), the leader in optimizing customers' business through Application Performance Management, today reported its financial results for the first quarter ended March 31, 2003. Revenues for the first quarter of 2003 grew 30 percent to a record $22.2 million, compared with $17.1 million for the first quarter of 2002. First quarter revenues increased 4 percent sequentially from the $21.3 million posted for the fourth quarter of 2002. License revenues grew 23% year over year and 5% sequentially from the fourth quarter of 2002.

"This was our best quarter ever, as we continued our strong momentum and growth," said Shimon Alon, chief executive officer of Precise. "In a difficult economic environment, Precise continued to perform, as a result of strong repeat sales and strong market acceptance for our Precise i3 Application Performance Management and Storage Resource Management solutions. During the quarter, we had a record 73 percent repeat business and signed more than 350 new customers, with 35 deals over $100,000 including 17 deals over $200,000."

On a non-GAAP pro forma basis, Precise recorded its thirteenth consecutive quarter of improving operating income, reporting $1.9 million, or $0.06 per share, for the first quarter of 2003, compared with $672,000, or $0.02 per share, for the first quarter of 2002. Its non-GAAP pro forma net income for the first quarter of 2003 was a record $2.3 million, or $0.07 per share, compared with $1.6 million, or $0.05 per share, in the same period last year. Precise reported a fully accounted GAAP operating income of $76,000 for the first quarter of 2003, compared with an operating loss of $281,000 in the same period last year. The company reported GAAP net income of $547,000 for the first quarter of 2003, or $0.02 per share, compared with $650,000, or $0.02 per share, for the same period last year.

Due to its pending acquisition by VERITAS, Precise will not be holding a quarterly conference call for investors.

The non-GAAP pro forma financial measures used in this press release exclude the effect of deferred stock compensation, intangible asset amortization and expenses related to the Company's pending acquisition by VERITAS Software Corporation (Nasdaq: VRTS). These non-GAAP pro forma financial measures are not prepared in accordance with generally accepted accounting principles. Non-GAAP pro forma financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company's management refers to these non-GAAP pro forma financial measures in making operational decisions because they provide meaningful supplemental information regarding the Company's operational performance and facilitate management's internal comparisons to the Company's historical operating results. In addition, the Company has historically reported similar non-GAAP pro forma financial measures to investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP pro forma financial measures used in this press release to their most directly comparable GAAP financial measure as provided with the financial statements attached to this press release.

A quantitative reconciliation of the differences between GAAP net income and non-GAAP pro forma net income and between GAAP operating income and non-GAAP pro forma operating income is included in this press release.

ABOUT PRECISE SOFTWARE SOLUTIONS -- "PERFORMANCE IS OUR BUSINESSTM"
Precise Software Solutions (Nasdaq: PRSE) headquartered in Westwood, MA, delivers Precise i3(TM), a comprehensive solution for Application Performance Management that focuses directly on the end-user experience and delivers a rapid return on technology investments. By continuously monitoring and analyzing all vital components of the application infrastructure, "from URL to SQL and Beyond(TM)", Precise i3 proactively detects and corrects the root causes of performance degradation before they affect response times. Precise i3 identifies trends and deviations from the norm, delivering the right balance of performance optimization and strategic business planning.

More than 6,000 leading enterprises worldwide, including 80% of the Fortune 100, are using Precise's solutions to help maximize their technology investments and meet their business goals. Precise has offices throughout North America, Europe, the Middle East, Far East and Pacific Rim, as well as a global network of resellers and distributors. More information on Precise is available at www.precise.com.

In connection with VERITAS's proposed acquisition of Precise, VERITAS filed a registration statement on Form S-4, including a proxy statement/prospectus, with the Securities and Exchange Commission on March 19, 2003. The registration statement has not been declared effective by the SEC. Precise expects to deliver a proxy statement/prospectus to its shareholders containing information about the merger after the registration statement is declared effective by the SEC. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus when it is available and other documents filed by VERITAS and Precise with the SEC at the SEC's web site at www.sec.gov. The proxy statement/prospectus and these other documents also may be obtained for free from VERITAS and Precise.

Precise, its directors and executive officers may be deemed to be participants in the solicitation of proxies from Precise shareholders in favor of the proposed merger. A description of any interests that the directors and executive officers of Precise in the transaction will be available in the prospectus/proxy statement.

                                     # # # #


This announcement contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Precise's current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of: the size of Precise's market; the timing and acceptance of Precise's products; changes in the relationships between Precise and its strategic partners; the future growth and acceptance of Precise's products in the market place; Precise's ability to predict and respond to market developments; the development, expansion, retention and training of personnel with necessary expertise; risks associated with management of growth; risks associated with existing and future strategic relationships and customers; risks of Precise being held liable for defects or errors in its products; political, economic and business fluctuations in Israel and Precise's international markets, as well as risks of downturns in economic conditions generally, and in the information technology and software industries specifically; risks associated with competition and competitive pricing pressures; and the other risks that may be described in Precise's filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today's date.

Precise i3, "Performance is Our Business," and "from URL to SQL and Beyond" are trademarks of Precise Software Solutions Ltd. All other trademarks and registered trademarks used herein are the property of their respective owners.

PRECISE SOFTWARE SOLUTIONS, LTD.   Q1 2003
CONDENSED CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------
(In thousands)

                                                       (Unaudited)   (Audited)
                                                        March 31,   December 31,
                                                           2003         2002
                                                        ---------    ---------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                          $  17,445    $  13,870

     Marketable securities                                 69,974       71,754
     Trade receivables, net                                21,218       18,065
     Other accounts receivable and prepaid expenses         3,576        3,114
                                                        ---------    ---------

TOTAL CURRENT ASSETS                                      112,213      106,803


MARKETABLE SECURITIES, NON CURRENT                         51,912       54,571

SEVERANCE PAY FUND                                          1,005          951

PROPERTY AND EQUIPMENT, NET                                 4,384        4,604

GOODWILL, INTANGIBLE ASSETS AND OTHER ASSETS, NET          59,996       60,089
                                                        ---------    ---------
TOTAL ASSETS
                                                          229,510      227,018
                                                        =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Trade payables                                         1,045        1,297
     Deferred revenues                                     10,382        9,400
     Employees and payroll accruals                         5,534        5,624
     Accrued expenses                                       1,896        2,161
     Other current liabilities                              1,969        1,800
                                                        ---------    ---------

TOTAL CURRENT LIABILITIES                                  20,826       20,282

LONG-TERM LIABILITIES:
     Long-term debt and other liabilities                      73           85
     Accrued severance pay                                  1,254        1,207
                                                        ---------    ---------
TOTAL LONG-TERM LIABILITIES                                 1,327        1,292

SHAREHOLDERS' EQUITY:
     Ordinary shares and additional paid-in capital       227,618      225,998
     Deferred stock compensation                              (55)         (77)
     Accumulated other comprehensive income                 1,080        1,356
     Accumulated deficit                                  (21,286)     (21,833)
                                                        ---------    ---------
TOTAL SHAREHOLDERS' EQUITY                                207,357      205,444
                                                        ---------    ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $ 229,510    $ 227,018
                                                        =========    =========

PRECISE SOFTWARE SOLUTIONS, LTD.     Q1 2003
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
(In thousands, except per share data)
                                                            Three months
                                                           ended March 31,
                                                           2003       2002
                                                        --------------------
                                                              (Unaudited)

REVENUES:
     Software licenses                                  $  15,294    $  12,402
     Services                                               6,861        4,692
                                                        ---------    ---------
TOTAL REVENUES                                             22,155       17,094
                                                        ---------    ---------

COST OF REVENUES:
     Software licenses                                        259          132
     Services                                               2,101        1,065
                                                        ---------    ---------
TOTAL COST OF REVENUES                                      2,360        1,197
                                                        ---------    ---------

GROSS PROFIT                                               19,795       15,897

OPERATING EXPENSES:
     Research & development                                 3,381        3,250
     Sales & marketing                                     12,200        9,810
     General & administrative                               2,362        2,165
     Amortization of deferred stock compensation               18          188
     Amortization of intangible assets                      1,019          765
     VERITAS acquisition related expenses                     739         --
                                                        ---------    ---------

TOTAL OPERATING EXPENSES                                   19,719       16,178

Operating income (loss)                                        76         (281)

Financial income and other, net                               779        1,003
                                                        ---------    ---------

INCOME BEFORE INCOME TAXES                                    855          722

Income taxes                                                  308           72
                                                        ---------    ---------

NET INCOME                                              $     547    $     650

Basic and diluted net earnings per share                $    0.02    $    0.02

Weighted average number of shares used in computing
 basic net earnings per share                              30,128       28,240

Weighted average number of shares used in computing
 diluted net earnings per share                            32,557       31,668

PRECISE SOFTWARE SOLUTIONS, LTD.     Q1 2003
NON-GAAP PRO FORMA FINANCIAL MEASURES AND RECONCILIATION
--------------------------------------------------------------------------------
(In thousands, except per share data)

                                                             Three months
                                                            ended March 31,
                                                           2003         2002
                                                        ----------------------
                                                              (Unaudited)

GAAP net income                                         $     547          650
     Amortization of deferred stock compensation               18          188
     Amortization of intangible assets                      1,019          765
     VERITAS acquisition related expenses                     739          --
                                                        ---------    ---------

NON-GAAP PRO FORMA NET INCOME                               2,323        1,603


NON-GAAP PRO FORMA DILUTED NET EARNINGS PER SHARE       $    0.07    $    0.05


Weighted average number of shares used in computing
 non-GAAP pro forma diluted net earnings per share         32,557       31,668


GAAP operating income (loss)                            $      76    $    (281)
     Amortization of deferred stock compensation               18          188
     Amortization of intangible assets                      1,019          765
     VERITAS acquisition related expenses                     739          --
                                                        ---------    ---------

NON-GAAP PRO FORMA OPERATING INCOME                     $   1,852    $     672


NON-GAAP PRO FORMA DILUTED OPERATING INCOME PER SHARE   $    0.06    $    0.02


Weighted average number of shares used in
 computing non-GAAP pro forma diluted operating
 income per share                                          32,557       31,668